UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009 (January 8, 2009)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1111 West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 1 (800) 665-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 8, 2009, Silverado Gold Mines Ltd. (the “Registrant”) concluded that certain of its previously issued financial statements should no longer be relied upon following its completion of an evaluation of select comments made by the Securities and Exchange Commission (“Commission”) during the course of the Commission’s review of the Registrant’s Annual Report on Form 10-KSB for the year ended November 30, 2007, filed with the Commission on February 28, 2008 (the “Form 10-KSB”) and the Registrant’s Quarterly Report on Form 10-QSB for the quarterly period ended May 31, 2008, filed with the Commission on July 15, 2008 (the “Q2 Form 10-QSB”).

Following correspondence and discussions with the Commission, the Registrant has determined that the financial statements contained in the Form 10-KSB and the Q2 Form 10-QSB should no longer be relied upon, and that by extension, the financial statements contained in the Registrant’s Quarterly Report on Form 10-QSB for the quarterly period ended February 29, 2008, filed with the Commission on April 14, 2008 (the “Q1 Form 10-QSB”) and the Registrant’s Quarterly Report on Form 10-QSB for the quarterly period ended August 31, 2008, filed with the Commission on October 20, 2008 (the “Q3 Form 10-QSB”) also should no longer be relied upon. The Form 10-KSB, the Q1 Form 10-QSB, the Q2 Form 10-QSB, and the Q3 Form 10-QSB shall henceforth collectively be referred to as the “Filings.”

The Commission’s review resulted in the Registrant’s adoption and implementation of two changes to its accounting policies and procedures, which will be reflected in restated financial statements contained in amendments to the Filings that the Registrant will file with the Commission, and in future reports filed by the Registrant with the Commission.

First, the Registrant has adopted EITF 04-02, which will result in the recognition of previously expensed mineral rights as an asset of the Registrant, reflected in the Registrant’s restated financial statements as a cumulative diminution of loss of approximately $1,100,000 and the creation of a $1,100,000 asset. Second, the Registrant will no longer value its gold inventory in accordance with the fair value method outlined in ARB 43, Chapter 4, Statement 9, but rather will value its gold inventory at a lower of cost or market, with such gold inventory being relieved on a FIFO (first-in, first-out) basis.

An authorized officer of the Registrant has discussed the matters disclosed herein with the Registrant’s independent accounting firm. In addition, the Registrant has prepared restated financial statements for each period covered by the Filings, and has submitted such restated financial statements to the Registrant’s independent accountants for their review. Upon receiving notification from the Commission that it has concluded its review of the Form 10-KSB and the Q2 Form 10-QSB, and following completion of such restated financial statements, the Registrant will promptly prepare and file amendments to each of the Filings to include the corresponding restated financial statements and to address the Commission’s comments arising out of its review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 14, 2009	Silverado Gold Mines Ltd.

	By:	/s/ Garry L. Anselmo
Garry L. Anselmo,
Chief Executive Officer